UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) May 1, 2008 (April 30, 2008)
Commercial Metals Company

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-4304	75-0725338

(Commission File Number)	(IRS Employer Identification No.)

6565 N. MacArthur Blvd.
Irving, Texas	75039

(Address of Principal Executive Offices)	(Zip Code)
(214) 689-4300

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
     On April 30, 2008, Commercial Metals Company (the “Company”), as servicer, entered into a Second Amended and Restated Receivables Purchase Agreement (the “Amended RPA”) by and among CMC Receivables, Inc., a Delaware corporation, as seller, Liberty Street Funding LLC, a Delaware limited liability corporation, and Gotham Funding Corporation, a Delaware corporation (“Gotham”), as buyers, The Bank of Nova Scotia (“Scotia”) and The Bank of Tokyo-Mitsubishi UFJ, LTD., New York Branch (“BTMU”), as managing agents, and Scotia, as the administrative agent.
     Pursuant to the terms of the Amended and Restated Receivables Purchase Agreement (the “RPA”), a copy of which was filed as Exhibit 10(i)(f) to the Company’s Form 10-Q for the quarter ended May 31, 2004, Three Rivers Funding Corporation’s (“TRFCO”) commitment to purchase receivables has expired and Mellon Bank, N.A.’s (“Mellon”) commitment as managing agent has expired and they no longer have any duties or obligations thereunder. Therefore, the RPA has been amended and restated to (i) remove Mellon as administrative agent, (ii) remove references to TRFCO, (iii) add Gotham as an additional buyer, (iv) add BTMU as an additional managing agent, and (v) appoint Scotia as administrative agent.
     The Amended RPA also amends the RPA to (i) change the definition of “Commitment Termination Date” from April 30, 2008 to April 24, 2009, and (ii) change the definition of “Expiration Date” from April 30, 2008 to April 24, 2009.
     The Amended RPA is attached as Exhibit 10.1.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits

The following exhibit is filed with this Form 8-K.

10.1	Second Amended and Restated Receivables Purchase Agreement by and among CMC Receivables, Inc., as seller, Liberty Street Funding LLC, and Gotham Funding Corporation, as buyers, The Bank of Nova Scotia and The Bank of Tokyo-Mitsubishi UFJ, LTD., New York Branch, as managing agents, The Bank of Nova Scotia, as the administrative agent and Commercial Metals Company, as servicer (excluding exhibits).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL METALS COMPANY
Date: May 1, 2008	By:	/s/ William B. Larson
	Name:	William B. Larson
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1
Second Amended and Restated Receivables Purchase Agreement by and among CMC Receivables, Inc., as seller, Liberty Street Funding LLC, and Gotham Funding Corporation, as buyers, The Bank of Nova Scotia and The Bank of Tokyo-Mitsubishi UFJ, LTD., New York Branch, as managing agents, The Bank of Nova Scotia, as the administrative agent and Commercial Metals Company, as servicer (excluding exhibits).